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                                                                  Exhibit 10.21


                          CITADEL BROADCASTING COMPANY
                             (a Nevada corporation)
            $100,000,000 10-1/4% Senior Subordinated Notes due 2007
       1,000,000 Shares of 13-1/4% Series A Exchangeable Preferred Stock

                               PURCHASE AGREEMENT

                                                                   June 30, 1997

PRUDENTIAL SECURITIES INCORPORATED
NATIONSBANC CAPITAL MARKETS, INC.
BANCBOSTON SECURITIES INC.
c/o Prudential Securities Incorporated
One New York Plaza
New York, New York  10292
Dear Sirs:

   Citadel Broadcasting Company, a Nevada corporation (the "Company") and wholly-owned subsidiary of Citadel Communications Corporation ("Parent"), proposes, subject to the terms and conditions set forth herein, to issue and sell to Prudential Securities Incorporated, NationsBanc Capital Markets, Inc. and BancBoston Securities Inc. (each an "Initial Purchaser" and collectively the "Initial Purchasers") (i) $100,000,000 aggregate principal amount of its 10-1/4% Senior Subordinated Notes due 2007 (the "Notes") and (ii) 1,000,000 shares of 13-1/4% Series A Exchangeable Preferred Stock, liquidation preference $100 per share (including additional shares payable in lieu of cash dividends, the "Exchangeable Preferred Stock" and together with the Notes, the "Securities"). The Notes are to be issued pursuant to an indenture to be dated as of July 1, 1997 (the "Indenture") among the Company, Citadel License, Inc. (the "Subsidiary") and the Bank of New York, trustee (the "Trustee"), and the Exchangeable Preferred Stock is to be issued pursuant to a certificate of designation (the "Certificate of Designation") of the Company with respect to such stock. Subject to certain conditions, the Exchangeable Preferred Stock is exchangeable in whole, but not in part, at the option of the Company, for the Company's 13-1/4% Subordinated Exchange Debentures due 2009 (including additional securities payable in lieu of cash interest, the "Exchange Debentures") to be issued pursuant to an indenture to be dated as of July 1, 1997, (the "Exchange Indenture") among the Company, the Subsidiary and the Bank of New York, trustee (the "Debenture Trustee" and together with the Trustee, the "Trustees"). The Securities, the Indenture, the Certificate of Designation and the Exchange Indenture are more fully described in the Offering Memorandum (as hereinafter defined). Capitalized terms used herein and not otherwise defined herein have the respective meanings specified in the Offering Memorandum.

   The Securities will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on an exemption from the registration requirements of the 1933 Act. The Company has prepared a


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preliminary offering memorandum, dated June 11, 1997 (such preliminary offering memorandum being hereinafter referred to as the "Preliminary Offering Memorandum"), and is preparing a final offering memorandum, dated June 30, 1997 (such final offering memorandum, in the form first furnished to the Initial Purchasers for use in connection with the offering of the Securities, being hereinafter referred to as the "Offering Memorandum"), each setting forth information regarding the Company and the Securities. The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in accordance with the terms hereof.

   The Company understands that the Initial Purchasers propose to make an offering of the Securities on the terms set forth in the Offering Memorandum, as soon as they deem advisable after this Agreement has been executed and delivered, (i) to persons in the United States whom the Initial Purchasers reasonably believe to be qualified institutional buyers ("Qualified Institutional Buyers") as defined in Rule 144A under the 1933 Act, as such rule may be amended from time to time ("Rule 144A"), in transactions under Rule 144A and (ii) to a limited number of other institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) under Regulation D ("Regulation D") of the 1933 Act ("Accredited Investors")) in exempt private sales exempt from registration under the 1933 Act.

   The Initial Purchasers and other holders of Exchangeable Preferred Stock (including subsequent transferees) will be entitled to the benefits of a Registration Rights Agreement, in substantially the form attached hereto as Exhibit A, with such changes as shall be agreed to by the parties hereto (the "Preferred Stock Registration Rights Agreement"). In addition, the Initial Purchasers and other holders of Notes (including subsequent transferees) will be entitled to the benefits of a Registration Rights Agreement, in substantially the form attached hereto as Exhibit B, with such changes as shall be agreed to by the parties hereto (the "Notes Registration Rights Agreement" and together with the Preferred Stock Registration Rights Agreement, the "Registration Rights Agreements"). Pursuant to the Registration Rights Agreements, the Company and the Subsidiary will agree that the Company shall file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein, either (i) a registration statement under the 1933 Act registering the New Notes and the New Preferred Stock (collectively, the "New Securities") to be offered in exchange for the Securities and use its best efforts to cause such registration statement to be declared effective or
(ii) under certain circumstances set forth therein, a shelf registration statement pursuant to Rule 415 under the 1933 Act relating to the resale of the New Securities, and use its best efforts to cause such shelf registration statement to be declared effective.

   Concurrently with the sale of the Securities, the Company will enter into an amended and restated Credit Agreement (the "New Credit Facility"), to be dated as of July 3, 1997, among the Company, FINOVA Capital Corporation, as administrative agent and Lender thereunder, and other lending institution parties thereto, which will provide for loans up to $150,000,000 and will permit the issuance and sale of the Securities. In addition, as soon as practicable following the Closing, but subject to FCC approval in the case of all but


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the Tele-Media Acquisition, the Company expects to consummate its purchase of
(i) all of the issued and outstanding capital stock of Tele-Media, which currently owns or operates 16 FM and 10 AM radio stations (the "Tele-Media Acquisition"), (ii) four radio stations which the Company currently operates under LMAs (the "In-Market Acquisitions"), (iii) two additional radio stations in Providence, Rhode Island (the "Providence Acquisition"), and (iv) an aggregate of five FM and two AM radio stations and one FM license in Little Rock, Arkansas (the "Little Rock Acquisition" and together with the Tele-Media Acquisition, the In-Market Acquisitions and the Providence Acquisition, the "Pending Acquisitions").

   Section 1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. (a) Each of the Company and Parent jointly and severally represents and warrants to, and agrees with, each of the Initial Purchasers that:

     (i) As of their respective dates and as of the time (the "Closing Time") of the Closing hereunder, (x) none of the Preliminary Offering Memorandum, the Offering Memorandum or any amendment or supplement thereto includes or will include an untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading,
  (y) all reasonable inquiries have been made to ascertain such facts and to verify the accuracy of all such information and statements and (z) any opinions and intentions expressed in the Preliminary Offering Memorandum, the Offering Memorandum or any amendment or supplement thereto with respect to the Company are honestly held and are based on reasonable assumptions; PROVIDED, HOWEVER, that the Company makes no representation or warranty as to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Initial Purchasers expressly for use in the Preliminary Offering Memorandum, the Offering Memorandum or any amendment or supplement thereto.

     (ii) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada with corporate power and authority under such laws to own, lease and operate its properties and conduct its business as now conducted and described in the Offering Memorandum; and the Company is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the business, results of operations, financial condition or properties of the Company and the Subsidiary (as defined below) taken as a whole (a "Material Adverse Effect").

     (iii) The Company's only subsidiary (either direct or indirect) as of the date hereof is Citadel License, Inc. (the "Subsidiary"). The Subsidiary is duly incorporated and validly existing and in good standing under the laws of the State of Nevada, with corporate power and authority under such laws to own, lease and operate its properties and to conduct its business as now conducted and as described


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  in the Offering Memorandum; and the Subsidiary is duly qualified to do business as a foreign corporation in good standing in each other jurisdiction in which it owns or leases property of a nature or transacts business of a type that would make such qualification necessary, except to the extent that the failure to be so qualified or in good standing would not have a Material Adverse Effect.

     (iv) The Company has a duly authorized, issued and outstanding capitalization as of the date hereof of 136,300 shares of common stock, par value $0.001 per share. All of the outstanding capital stock of the Company is owned directly by Parent, has been duly authorized and validly issued, is fully paid and nonassessable and was not issued in violation of any preemptive or similar rights (whether provided contractually or pursuant to any of its articles of incorporation, by-laws or other organizational documents) free and clear of all liens, encumbrances, equities and claims or restrictions on transferability or voting of such capital stock, except as set forth in the Offering Memorandum. All of the outstanding capital stock of the Subsidiary is owned directly by the Company, has been duly authorized and validly issued, is fully paid and nonassessable and was not issued in violation of any preemptive or similar rights (whether provided contractually or pursuant to any of its articles of incorporation, by-laws or other organizational documents) free and clear of all liens, encumbrances, equities and claims or restrictions on transferability or voting of such capital stock, except as set forth in the Offering Memorandum. Immediately after the filing of the Certificate of Designation, the Company will have a duly authorized capitalization of 136,300 shares of common stock, par value $0.001 per share, and 4,000,000 shares of preferred stock, no par value, of which 2,000,000 shares shall be designated 13-1/4% Series A Exchangeable Preferred Stock and 2,000,000 shares shall be designated 13-1/4% Series B Exchangeable Preferred Stock.

     (v) The execution and delivery of this Agreement have been duly authorized by each of the Company and Parent and this Agreement has been duly executed and delivered by each of them, and constitutes the valid and binding agreement of each of them, enforceable against each of them in accordance with its terms.

     (vi) The execution and delivery of the Registration Rights Agreements have been duly authorized by each of the Company and the Subsidiary and, on and as of the Closing Time, the Registration Rights Agreements will have been duly executed and delivered by the Company and the Subsidiary, and will be legal, valid and binding obligations of the Company and the Subsidiary, enforceable against them in accordance with their terms.

     (vii) The execution and delivery of the Indenture have been duly authorized by the Company and the Subsidiary, and, on and as of the Closing Time, the Indenture will have been duly executed and delivered by the Company and the Subsidiary, and when duly executed and delivered by the Company, the Subsidiary and the Trustee, will constitute a valid and binding obligation of the Company and the Subsidiary, enforceable against the Company and the Subsidiary in accordance with its terms.


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     (viii)   The issuance, execution and delivery of the Notes and the New
  Notes have been duly authorized by the Company. When executed, authenticated, issued and delivered in the manner provided for in the Indenture and sold and paid for as provided in this Agreement, the Notes will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms. The New Notes, when executed, authenticated, issued and delivered in exchange for the Notes, will constitute valid and binding obligations of the Company, entitled to the benefits of the Indenture, enforceable against the Company in accordance with the terms thereof. The Notes conform to the description thereof in the Offering Memorandum.

     (ix) The issuance and delivery of the Exchangeable Preferred Stock and the New Preferred Stock have been duly authorized by the Company. The filing of the Certificate of Designation relating to the Exchangeable Preferred Stock and the New Preferred Stock has been duly authorized and, when issued and delivered against payment therefor in accordance with the terms hereof or the Certificate of Designation, the Exchangeable Preferred Stock will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights. As of the Closing, the Articles of Incorporation of the Company by virtue of the Certificate of Designation will set forth the rights, preferences and priorities of the Exchangeable Preferred Stock. The certificates for the Exchangeable Preferred Stock that are being sold by the Company are in due and proper form and the holders of such Exchangeable Preferred Stock will not be subject to personal liability by reason of being such holders.

     (x) The execution and delivery of the Exchange Indenture have been duly authorized by the Company and the Subsidiary, and, on and as of the Closing Time, the Exchange Indenture will have been duly executed and delivered by the Company and the Subsidiary, and when duly executed and delivered by the Company, the Subsidiary and the Debenture Trustee, will constitute a valid and binding obligation of the Company and the Subsidiary, enforceable against the Company and the Subsidiary in accordance with its terms.

     (xi) The Exchange Debentures have been duly authorized by the Company for issuance, subject to further action by the Board with respect to the due execution and delivery thereof. The Exchange Debentures, when executed by the Company and authenticated by the Debenture Trustee in accordance with the provisions of the Exchange Indenture and delivered upon the exchange of the Exchangeable Preferred Stock, will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Company, entitled to the benefits of the Exchange Indenture and enforceable against the Company in accordance with their terms.

     (xii)  The financial statements of the Company included in the


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  Offering Memorandum, together with the related schedules and notes, present fairly (1) the financial position of the Company and the Subsidiary on a consolidated basis as of the dates indicated and (2) the results of operations and cash flows of the Company and the Subsidiary on a consolidated basis for the periods specified, subject, in the case of unaudited financial statements of the Company, to normal year-end adjustments which shall not be materially adverse to the business, results of operations, financial condition or properties of the Company and the Subsidiary, taken as a whole. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The financial statement schedules of the Company, if any, included in the Offering Memorandum present fairly the information required to be stated therein. The selected financial data included in the Offering Memorandum present fairly the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included in the Offering Memorandum.

     (xiii) KPMG Peat Marwick LLP ("KPMG"), which is reporting upon the audited financial statements and related notes of the Company and Deschutes (as defined below) included in the Offering Memorandum, is an independent public accountant with respect to the Company and its subsidiaries within the meaning of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder.

     (xiv) The financial statements of Deschutes River Broadcasting, Inc. and subsidiaries ("Deschutes") included in the Offering Memorandum, together with the related schedules and notes, present fairly (1) the financial position of Deschutes on a consolidated basis as of the dates indicated and (2) the results of operations, stockholders' equity and cash flows of Deschutes on a consolidated basis for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The financial statement schedules of Deschutes, if any, included in the Offering Memorandum present fairly the information required to be stated therein.

     (xv) The financial statements of Tele-Media Broadcasting Company and its partnership interests ("Tele-Media") included in the Offering Memorandum, together with the related schedules and notes, present fairly (1) the financial position of Tele-Media on a consolidated basis as of the dates indicated and (2) the results of operations, deficiency in net assets and cash flows of Tele-Media on a consolidated basis for the periods specified, subject, in the case of unaudited financial statements of Tele-Media, to normal year-end adjustments which shall not be materially adverse to the condition (financial or otherwise), earnings, business affairs or business prospects of Tele-Media. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the period involved. The financial statement schedules of Tele-Media, if any, included in the Offering memorandum present fairly the information required to be stated therein.


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     (xvi)  Deloitte & Touche LLP, which is reporting upon the audited financial statements and related notes of Tele-Media included in the Offering Memorandum, is an independent public accountant with respect to Tele-Media within the meaning of the 1933 Act, the Exchange Act and the rules and regulations promulgated thereunder.

     (xvii) The financial statements of Snider Corporation ("Snider") included in the Offering Memorandum, together with the related schedules and notes, present fairly (1) the financial position of Snider as of the dates indicated and (2) the statements of income, stockholders' equity and cash flows of Snider for the periods specified, subject, in the case of unaudited financial statements, to normal year-end adjustments which shall not be materially adverse to the condition (financial or otherwise), earnings, business affairs or business prospects of Snider. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.
  The financial statement schedules of Snider, if any, included in the Offering Memorandum present fairly the information required to be stated therein.

     (xviii) Erwin & Company, which is reporting upon the audited financial statements and related notes of Snider and Snider Broadcasting (as defined below) included in the Offering Memorandum, is an independent public accountant with respect to Snider and Snider Broadcasting within the meaning of the 1933 Act, the Exchange Act and the rules and regulations of the Commission thereunder.

     (xix) The financial statements of Snider Broadcasting Corporation and Subsidiary and CDB Broadcasting Corporation (collectively "Snider Broadcasting") included in the Offering Memorandum, together with the related schedules and notes, present fairly (1) the financial position of Snider Broadcasting on a combined consolidated basis as of the dates indicated and
  (2) the results of operations, stockholders' deficit and cash flows of Snider Broadcasting on a combined consolidated basis for the periods specified, subject, in the case of unaudited financial statements of Snider Broadcasting, to normal year-end adjustments which shall not be materially adverse to the condition (financial or otherwise), earnings, business affairs or business prospects of Snider Broadcasting. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The financial statement schedules of Snider Broadcasting, if any, included in the Offering Memorandum present fairly the information required to be stated therein.

     (xx) The pro forma condensed consolidated financial statements and other pro forma financial information (including the notes thereto) included in the Offering Memorandum (1) present fairly in all material respects the information shown therein; (2) have been prepared in accordance with the applicable requirements of Regulation S-X promulgated under the 1933 Act; (3) have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements; and (4) have been properly computed on the basis described

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  therein.  The assumptions used in the preparation of the pro forma financial statements and other pro forma condensed consolidated financial information included in the Offering Memorandum are reasonable and the adjustments used therein are reasonably appropriate to give effect to the transactions or circumstances referred to therein.

     (xxi) Except as disclosed in the Offering Memorandum, there is no action, suit or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the knowledge of the Company, threatened against the Company or the Subsidiary or any of their respective officers, in their capacity as such, that could result in a Material Adverse Effect, or that could adversely affect the consummation of the transactions contemplated in this Agreement or the Offering Memorandum; the aggregate of all pending legal or governmental proceedings that are not described in the Offering Memorandum to which the Company or the Subsidiary is a party or which affect any of their respective properties, including ordinary routine litigation incidental to the business of the Company or the Subsidiary, could not reasonably be expected to have a Material Adverse Effect.

     (xxii) Except as disclosed in the Offering Memorandum, to the Company's knowledge, there is no action, suit or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or threatened against Tele-Media or any of its respective officers, in their capacity as such, that could result in a Material Adverse Effect, or that could adversely affect the consummation of the transactions contemplated in this Agreement or the Offering Memorandum; to the knowledge of the Company, the aggregate of all pending legal or governmental proceedings that are not described in the Offering Memorandum to which Tele-Media is a party or which affect any of its respective properties, including ordinary routine litigation incidental to the business of Tele-Media, could not reasonably be expected to have a Material Adverse Effect.

     (xxiii) No authorization, approval, consent or license of any government, governmental instrumentality or court, domestic or foreign (including, without limitation, the Federal Communications Commission (the "FCC") (other than under the 1933 Act and the rules and regulations thereunder with respect to the Registration Rights Agreements and the transactions contemplated thereunder and the securities or "blue sky" laws of the various states) is required for the valid authorization, issuance, sale and delivery of the Securities, for the execution, delivery or performance by the Company, Parent or the Subsidiary, as applicable, of this Agreement, the Registration Rights Agreements, the Indenture, the Exchange Indenture and the transactions and actions contemplated thereby (except as set forth in the last sentence of the fifth paragraph of this Agreement). In addition, no consent, approval, authorization or order of any court or governmental agency or body (except for such consents, approvals or authorizations as are required by the FCC or under the Hart-Scott-Rodino Antitrust Improvements Act of 1976) is required for the performance by the Company of the transactions contemplated by the Pending



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  Acquisitions, and the Company has no reasonable basis to believe that the transactions contemplated by the Pending Acquisitions will not be consummated in accordance with their terms.

     (xxiv) Except as disclosed in the Offering Memorandum, the Company and the Subsidiary validly hold all material licenses, certificates, permits, consents, authorizations and approvals for the Existing Stations (as defined below) (collectively, "Licenses") from governmental authorities which are necessary to the conduct of their businesses and operations in the manner and to the full extent now operated or proposed to be operated as described in the Offering Memorandum; such Licenses were issued and are in full force and effect and no complaint, action, litigation or other proceeding has been instituted or is pending or, to the knowledge of the Company, is threatened which in any manner affects or questions the validity or effectiveness thereof; such Licenses contain no materially burdensome conditions or restrictions not customarily imposed by the FCC on radio stations of the same class and type; the operation of the radio stations identified in the table under "Existing Markets" in the Offering Memorandum under the caption "Business -- General" (collectively, the "Existing Stations") in the manner and to the full extent now operated or proposed to be operated as described in the Offering Memorandum, is in compliance with the Communications Act of 1934, as amended (the "Communications Act"), the Telecommunications Act of 1996, and all orders, rules, regulations, and policies of the FCC, except for such noncompliance as would not have a Material Adverse Effect; no event has occurred which permits (nor has an event occurred which with notice or lapse of time or both would permit) the revocation or termination of such Licenses or the imposition of any material adverse restriction or condition thereon or which might result in any other material impairment of the rights of the Company or the Subsidiary therein; the Company and the Subsidiary are in compliance with all statutes, orders, rules, and policies of the FCC relating to or affecting the broadcasting operations of any of the Existing Stations, except for such noncompliance as would not have a Material Adverse Effect.

     (xxv) To the Company's knowledge, (i) Tele-Media validly holds all material licenses, certificates, permits, consents, authorizations and approvals for the Existing Tele-Media Stations (as defined below) (collectively, "Tele-Media Licenses") from governmental authorities which are necessary to the operation of the Existing Tele-Media Stations (as defined below) in the manner and to the full extent now operated; such Licenses were issued and are in full force and effect and no complaint, action, litigation or other proceeding has been instituted or is pending or threatened which in any manner affects or questions the validity or effectiveness thereof; (ii) such Tele-Media Licenses contain no materially burdensome conditions or restrictions not customarily imposed by the FCC on radio stations of the same class and type; (iii) the operation of the radio stations identified in the table under "Tele-Media Markets" in the Offering Memorandum under the caption "Business -- General" (collectively, the "Existing Tele-Media Stations") in the manner and to the full extent now operated is in compliance with the Communications Act, the Telecommunications Act of 1996, and all orders, rules, regulations, and policies of the FCC, except for such


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


  noncompliance as would not have a Material Adverse Effect; (iv) no event has occurred which permits (nor has an event occurred which with notice or lapse of time or both would permit) the revocation or termination of the Tele-Media Licenses or the imposition of any material adverse restriction or condition thereon or which might result in any other material impairment of the rights of Tele-Media therein; and (v) Tele-Media is in compliance with all statutes, orders, rules, and policies of the FCC relating to or affecting the broadcasting operations of any of the Existing Tele-Media Stations, except for such noncompliance as would not have a Material Adverse Effect.

     (xxvi) Neither the Company nor the Subsidiary is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it may be bound or to which any of its properties may be subject, except for such defaults that would not have a Material Adverse Effect. Each of (i) the execution and delivery by the Company, Parent and the Subsidiary, as applicable, of this Agreement, the Registration Rights Agreements, the Indenture and the Exchange Indenture, (ii) the issuance, sale and delivery of the Securities by the Company, (iii) the consummation by the Company, Parent and Subsidiary, as applicable, of the Pending Acquisitions, (iv) the compliance by the Company, Parent and the Subsidiary, as applicable, with the terms of this Agreement, the Registration Rights Agreements, the Indenture, the Certificate of Designation, the Exchange Indenture and (v) the transactions contemplated hereby and thereby, (A) have been duly authorized by all necessary corporate action on the part of the Company, Parent and the Subsidiary, as applicable, (B) do not and will not result in any violation of the charter or by-laws of the Parent, Company and the Subsidiary, as applicable and (C) except as would not have a Material Adverse Effect, do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, Parent and the Subsidiary, as applicable under, (I) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company, Parent and the Subsidiary, as applicable, is a party or by which they may be bound or to which any of their respective properties may be subject or (II) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company, Parent and the Subsidiary, as applicable, or any of their respective properties.

     (xxvii) Except as disclosed in the Offering Memorandum, and other than with respect to the Licenses and the Tele-Media Licenses, each of the Company and the Subsidiary and to the knowledge of the Company, Tele-Media, owns, possesses or has obtained all material governmental licenses, permits, certificates, consents, orders, approvals and other authorizations necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as presently conducted, and neither the Company nor the Subsidiary has any reason to believe that any governmental agency or body is considering limiting, suspending or revoking any such approval, license, permit, certificate, franchise, authorization or right.

     (xxviii) Each of the Company and the Subsidiary has good and marketable title to all properties and assets described in the Offering Memorandum as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as (A) are described in the Offering Memorandum or
  (B) are neither material in amount nor materially significant in relation to the business of the Company and the Subsidiary, considered as one enterprise; all of the leases and subleases material to the business of the Company and the Subsidiary, considered as one enterprise, and under which the Company or the Subsidiary holds properties described in the Offering Memorandum, are in full force and effect, and neither the Company nor the Subsidiary has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or the Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of such corporation to the continued possession of the leased or subleased premises under any such lease or sublease.

     (xxix) Each of the Company and the Subsidiary carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and is customary for companies engaged in similar businesses in similar industries.

     (xxx) Each of the Company and the Subsidiary owns or possesses adequate patents, patent licenses, trademarks, service marks and trade names necessary to carry on its business as presently conducted, and neither the Company nor the Subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to any patents, patent licenses, trademarks, service marks or trade names that in the aggregate, if the subject of an unfavorable decision, ruling or finding, could have a Material Adverse Effect.

     (xxxi) No material event of default exists under any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or the Subsidiary is a party or to which the Company or the Subsidiary is subject.

     (xxxii) There are no contracts or documents of a character that would be required to be described in the Offering Memorandum, if it were a prospectus filed as part of a registration statement on Form S-1 under the 1933 Act, that are not described as would be so required. All such contracts which are so described in the Offering Memorandum to which the Company or the Subsidiary is a party have been duly authorized, executed and delivered by the Company or the Subsidiary, constitute valid and binding agreements of the Company or the Subsidiary and are enforceable against the Company or the Subsidiary in accordance with the terms thereof.

     (xxxiii) To the best knowledge of the Company, no labor problem exists with its employees or with the employees of the Subsidiary or is imminent that could materially adversely affect the Company and the Subsidiary, considered as one enterprise, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of the Subsidiary's principal suppliers, contractors or customers that could have a Material Adverse Effect.

     (xxxiv) All United States federal income tax returns of the Company and the Subsidiary required by law to be filed have been filed and all United States federal income taxes which are due and payable have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. The Company and the Subsidiary each has filed all other tax returns that are required to have been filed by it pursuant to applicable foreign, state, local or other law except insofar as the failure to file such returns would not have a Material Adverse Effect, and has paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company and the Subsidiary, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Company in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not have a Material Adverse Effect.

     (xxxv) Each of the Company and the Subsidiary maintains a system of internal accounting controls sufficient to provide reasonable assurances that
  (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiary have not made, and, to the knowledge of the Company, no employee or agent of the Company or the Subsidiary has made, any payment of the Company's funds or the Subsidiary's funds or received or retained any funds in violation of any applicable law, regulation or rule or that would be required to be disclosed in the Offering Memorandum if it were a prospectus filed as part of a registration statement on Form S-1 under the 1933 Act.

     (xxxvi) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (B) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

     (xxxvii) The Company has been advised that the Securities have been designated PORTAL securities in accordance with the rules and regulations of the National Association of Securities Dealers, Inc. ("NASD").

     (xxxviii) None of the Company or any affiliate of the Company (as defined in Rule 501(b) under the 1933 Act) has directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the 1933 Act) of the Company that is of the same or similar class as the Securities (other than with respect to the Exchange Securities) in a manner that would require the registration of the Securities under the 1933 Act.

     (xxxix) None of the Company or any affiliate of the Company or any person acting on their behalf has (A) engaged, in connection with the offering of the Securities, in any form of general solicitation or general advertising (as those terms are used within the meaning of Regulation D) or (B) solicited offers for, or offered or sold, such Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the 1933 Act) or in any manner involving a public offering within the meaning of Section 4(2) of the 1933 Act.

     (xxxx) The Company has not, directly or indirectly, (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) (A) sold (except pursuant to this Agreement), bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

     (xxxxi) Assuming (A) the accuracy of the representations and warranties of the Initial Purchasers in Section 2 hereof and (B) the due performance by the Initial Purchasers of the covenants and agreements set forth in Section 2 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers under, or in connection with the initial resale of such Securities by the Initial Purchasers in accordance with, this Agreement to register the Securities under the 1933 Act or to qualify any indenture in respect of the Securities under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

     (xxxxii) No relationship, direct or indirect, exists between or among the Company or the Subsidiary, on the one hand, and the directors, officers, securityholders, customers or suppliers of the Company or the Subsidiary, on the other hand, that is of a character that would be required to be described in the Offering Memorandum if it were a prospectus filed as part of a registration statement on Form S-1 under the 1933 Act, that is not described as would be so required.

     (xxxxiii) The Company is not an "investment company" or a company controlled by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     (xxxxiv) Neither the Company nor the Subsidiary, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or the Subsidiary, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

     (xxxxv) All offers and sales by the Company of the Company's securities which have taken place within the past three years were at all relevant times exempt from the registration requirements of the 1933 Act or duly registered under the 1933 Act, and were duly registered or the subject of an available exemption from the requirements of applicable state securities laws.

     (xxxxvi) Since the respective dates as of which information is given in the Offering Memorandum, except as otherwise stated therein or contemplated thereby, there has not been (A) any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and the Subsidiary, considered as one enterprise, whether or not arising in the ordinary course of business, (B) any transaction entered into by the Company or the Subsidiary, other than in the ordinary course of business, that is material to the Company and the Subsidiary, considered as one enterprise, or (C) any dividend or distribution of any kind declared, paid or made by the Company on its capital stock.

     (xxxxvii) Except as disclosed in the Offering Memorandum and except as would not individually or in the aggregate have a Material Adverse Effect, (A) the Company and the Subsidiary are each in compliance with all applicable Environmental Laws, (B) the Company and the Subsidiary have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened Environmental Claims against the Company or the Subsidiary, and
  (D) there are no circumstances with respect to any property or operations of the Company or the Subsidiary that could reasonably be anticipated to form the basis of an Environmental Claim against the Company or the Subsidiary.

                For purposes of this Agreement, the following terms shall have the following meanings: "Environmental Law" means any United States (or other applicable jurisdiction's) federal, state, local or municipal statute, law, rule, regulation, ordinance, code, policy or rule of common law and any judicial or administrative interpretation thereof including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or any chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority. "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law.

     (xxxxvi) The statistical and market-related data included in the Offering Memorandum are based on or derived from sources which the Company believes to be reliable and accurate in all material respects or represents the Company's good faith estimates that are made on the basis of data derived from such sources.

     (xxxxvii) The Subsidiary Merger (as defined in the Offering Memorandum) has become effective under applicable law.

          (b) Any certificate signed by any officer of the Company or the Subsidiary and delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed a representation and warranty by the Company to the Initial Purchasers as to the matters covered thereby.

                 Section 2. Purchase, Sale and Resale of the Securities; Closing; Representations and Warranties of the Initial Purchasers. (a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company agrees to sell to each of the Initial Purchasers, severally and not jointly, and each of the Initial Purchasers, severally and not jointly, agrees to purchase from the Company (i) at a purchase price of 97.250% of the principal amount thereof, the principal amount of the Notes, and (ii) at a purchase price of $96.85 per share, the number of shares of Exchangeable Preferred Stock set forth opposite its name on
Schedule I.

                 (b) Payment of the purchase price for, and delivery of, the Securities shall be made at the offices of Schulte Roth & Zabel LLP, 900 Third Avenue, New York, New York 10022, or at such other place as shall be agreed upon by the Company and you, at 10:00 A.M., New York time, on July 3, 1997, or at such other time not more than two business days thereafter as the Initial Purchasers and the Company shall agree (such date and time of payment and delivery being herein called the "Closing Time"). The Securities shall be in such denominations and registered in such names as you may request in writing at least two business days before the Closing Time. The Securities, which may be in temporary form, will be made available in New York City for examination and packaging by you not later than 10:00 A.M. on the last business day prior to the Closing Time.

                 (c) At the Closing Time, payment shall be made to the Company in the aggregate amount of $194,100,000 immediately available funds payable to the order of the Company against delivery of the Securities to you and the Company shall promptly reimburse you for your costs in obtaining immediately available funds.

                 (d) The Initial Purchasers have advised the Company that they propose to offer the Securities for sale, upon the terms and conditions set forth in this Agreement and in the Offering Memorandum. Each Initial Purchaser hereby represents and warrants to the Company that it is a Qualified Institutional Buyer as defined in Rule 144A and an "Accredited Investor" as defined in Rule 501 of Regulation D. Each Initial Purchaser agrees with the Company that it (i) has not solicited and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising or in any manner involving a public offering within the meaning of
Section 4(2) of the 1933 Act and (ii) has solicited and will solicit offers for the Securities only from, and will offer, sell or deliver the Securities, as part of its initial offering, only to (A) persons whom it reasonably believes to be Qualified Institutional Buyers or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to it that each such account is a Qualified Institutional Buyer to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in a transaction under Rule 144A and (B) other institutional investors that it reasonably believes to be Accredited Investors or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the relevant Initial Purchaser that each such account is an Accredited Investor; provided that, with respect to clause (B), each such transfer of Securities is effected by the delivery to such purchaser of Securities in definitive form and registered in its name (or its nominee's name) on the books maintained by the Trustee or the Transfer Agent, as the case may be.

                 Section 3. Certain Covenants of the Company. The Company covenants and agrees with each of the Initial Purchasers as follows:

                          (a) The Company will not at any time make any amendment or supplement to the Offering Memorandum of which the Initial Purchasers shall not have previously been advised and furnished a copy for a reasonable period of time prior to the proposed amendment or supplement and as to which the Initial Purchasers or their counsel shall reasonably object.

                          (b) The Company will promptly deliver to the Initial Purchasers, without charge, during the period from the date hereof to the date of the completion of the distribution of the Securities by the Initial Purchasers, such number of copies of the Offering Memorandum, as it may then be amended or supplemented, or the Preliminary Offering Memorandum, as it may then be amended or supplemented, as the Initial Purchasers and their counsel may reasonably request.

                          (c) If, at any time prior to completion of the distribution of the Securities by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary, in the opinion of their counsel or counsel for the Company, to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading or if, in the opinion of counsel to the Initial Purchasers or counsel for the Company, it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, the Company, at its own expense, will promptly prepare such amendment or supplement as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented will not, in the light of the circumstances existing at the time it is delivered to a purchaser, be misleading or so that such Offering Memorandum as so amended or supplemented will comply with applicable law, as the case may be, and furnish the Initial Purchasers such number of copies as they may reasonably request.

                          (d) The Company will endeavor, in cooperation with the Initial Purchasers, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as the Initial Purchasers may designate and to maintain such qualifications in effect for as long as may be necessary to complete the resale of the Securities by the Initial Purchasers; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Securities have been qualified as above provided. The Company will also supply the Initial Purchasers with such information as is necessary for the determination of the legality of the Securities for investment under the laws of such jurisdictions as the Initial Purchasers may request.

                          (e) Except following the effectiveness of the Registration Statement, neither the Company nor any of its affiliates (as such term is defined in Rule 501(b) of Regulation D) will solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising (within the meaning of Rule 502(C) of Regulation D) or in any manner involving a public offering within the meaning of Section 4(2) of the 1933 Act.

                          (f) Neither the Company nor any of its affiliates (as such term is defined in Rule 501(b) of the 1933 Act) will offer, sell or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the 1933 Act) the offering of which security could be integrated with the sale of the Securities in a manner that would require the registration of any of the Securities under the 1933 Act.

                          (g) The Company will not be or become an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under the 1940 Act, and will not be or become a closed-end investment company required to be registered thereunder.

                          (h) During the period from the Closing Time to the earlier of (i) two years after the Closing Time or (ii) the date of effectiveness of the Registration Statement, the Company will not, and will not permit any of its affiliates (as such term is defined in Rule 144 under the 1933 Act) to, resell any of the Securities that have been reacquired thereby, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the 1933 Act.

                          (i) The Company will, so long as the Securities are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the 1933 Act, either (i) file reports and other information with the Commission under Section 13 or Section 15(d) of the 1934 Act, or (ii) in the event the Company is not subject to
         Section 13 or Section 15(d) of the 1934 Act, furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the 1933 Act to permit compliance with Rule 144A in
         connection with resale of the Securities.   For a period of five years
         after the Closing Time, the Company will make available to the Initial Purchasers upon request copies of all such reports and information, together with such other documents, reports and information as shall be furnished by the Company to the holders of the Securities issued by it.

                          (j) If requested by the Initial Purchasers, the Company will use its best efforts in cooperation with the Initial Purchasers to permit the Securities sold in transactions described in
         Section 2(d)(ii)(A) hereof to be eligible for clearance and settlement through The Depository Trust Company.

                          (k) Each Security will bear the following legend until such legend shall no longer be necessary or advisable because such Security is no longer subject to the restrictions on transfer described therein:

                               THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE
                          SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE

                           LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST
                          DATE ON WHICH CITADEL BROADCASTING COMPANY ("THE COMPANY") OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (THE "RESALE RESTRICTION TERMINATION DATE"), ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRANSFER AGENT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.


                          (l) The Company will apply the net proceeds from the sale of the Securities as set forth in the Offering Memorandum under the heading "Use of Proceeds."

                          (m) Prior to the Closing Time, the Company will not issue any press release or other communications directly or indirectly or hold any press conference with respect to the Company, the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company, without the prior written consent of Prudential Securities Incorporated, unless in the judgment of the Company and its counsel, and after notification to the Initial Purchasers, such press release or communication is required by law.

                          (n) During the period beginning from the date of the Offering Memorandum and continuing to and including the date 180 days after the date of the Offering Memorandum, the Company will not offer, sell, contract to sell or otherwise dispose of, without the prior written consent of the Initial Purchasers, any securities of the Company that are substantially similar to the New Securities, or any securities of the Company convertible or exchangeable into securities of the Company substantially similar to the New Securities; provided, however, the foregoing shall not apply to (i) notes or preferred stock issued in the Notes Exchange Offer or the Preferred Stock Exchange Offer; (ii) Exchangeable Preferred Stock or New Preferred Stock issued in lieu of cash dividends; or (iii) the Notes issued to the Bondholders.

                          (o) Prior to the Closing Date, the Company will furnish to the Initial Purchasers, as soon as they have been prepared by or are available to the Company, a copy of any unaudited interim consolidated financial statements of the Company for any period subsequent to the period covered by the most recent financial statements appearing in the Offering Memorandum.

                 Section 4. Payment of Expenses. (a) The Company will pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 9 hereof, including all costs and expenses incident to (i) the preparation and printing or other production of documents with respect to the transactions, including any costs of printing the Preliminary Offering Memorandum, the Offering Memorandum and any amendments or supplements thereto, the Indenture, the Certificate of Designation and the Exchange Indenture, this Agreement, the Registration Rights Agreements, and any blue sky memoranda, (ii) all arrangements relating to the delivery to the Initial Purchasers of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company, (iv) preparation, issuance and delivery to the Initial Purchasers of any certificates evidencing the Securities, including transfer agent's and registrar's fees, (v) the qualification of the Securities under state securities and blue sky laws in accordance with Section 3(d), in each case including filing fees and reasonable fees and disbursements of counsel for the Initial Purchasers relating thereto and in connection with the preparation of any "blue sky" or legal investment memoranda, (vi) the fees and disbursements of the Trustees, including the fees and disbursements of counsel for the Trustees, in connection with the Indenture, the Exchange Indenture and the Securities, (vii) any meetings with prospective investors in the Securities (other than as shall have been specifically approved by the Initial Purchasers to be paid for by the Initial Purchasers), (viii) any fees charged by investment rating agencies for the rating of Securities and (ix) the fees associated with any listing of the Securities on any securities exchange, including the cost of obtaining approval for the trading of the Securities through PORTAL. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 5 hereof is not satisfied, because this Agreement is terminated pursuant to Section 9 (a)(i) hereof or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by any of the Initial Purchasers, the Company will reimburse the Initial

Purchasers severally upon demand for all out-of-pocket expenses (including fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. The Company shall not in any event be liable to any of the Initial Purchasers for the loss of anticipated profits from the transactions covered by this Agreement.

                 (b) In addition to its obligations under Section 6(a) hereof, the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any loss, claim, damage or liability described in Section 6(a) hereof, it will reimburse the Initial Purchasers, and each of them, on a monthly basis against submission of invoices and such additional information as the Company reasonably may request for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the obligations of the Company to reimburse the Initial Purchasers for such expenses and the possibility that such payments might later be held to have been improper by a court of jurisdiction. To the extent that any portion, or all, of any such interim reimbursement payments are so held to have been improper, the Initial Purchasers receiving the same shall promptly return such amounts to the party or parties who have paid such amounts together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by Bankers Trust Company (the "Prime Rate"). Any such interim reimbursement payments that are not made to the Initial Purchasers within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request until the date paid.

                 (c) In addition to their obligations under Section 6(a) hereof, the Initial Purchasers agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any loss, claim, damage or liability described in
Section 6(b)(i) or 6(b)(ii) hereof, (in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by one or more of the Initial Purchasers specifically for use in the Preliminary Offering Memorandum, the Offering Memorandum and any amendments or supplements thereto), they will reimburse the Company on a monthly basis, against submission of invoices and such additional information as the Initial Purchasers reasonably may request, for all reasonable legal or other expenses incurred by the Company in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Initial Purchasers' obligation to reimburse the Company for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any portion, or all, of any such interim reimbursement payments are so held to have been improper, the Company shall promptly return such amounts to the Initial Purchasers together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments that are not made to the Company within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request until the date paid.

                 (d) It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in Sections 4 (b) and 4 (c) above, including the amounts of any requested reimbursement payments, the method of determining such amounts and the basis on which such amounts shall be apportioned among the indemnifying parties, shall be settled by arbitration conducted pursuant to the Code of Arbitration Procedure of the NASD. Any such arbitration must be commenced by service of a written demand for arbitration or a written notice of intention to arbitrate, therein electing the arbitration tribunal. If the party demanding arbitration does not make designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Any such arbitration will be limited to the interpretation and obligations of the parties under the interim reimbursement provisions contained in Sections 4(b) and 4(c) hereof and will not resolve the ultimate propriety or enforceability of the obligation to indemnify for expenses that is created by the provisions of Section 6 hereof.

                 Section 5. Conditions of Initial Purchasers' Obligations.
The obligation of each Initial Purchaser to purchase and pay for the Securities that it has severally agreed to purchase hereunder is subject to the accuracy of the representations and warranties of the Company contained herein and in certificates of any officer of the Company and the Subsidiary delivered pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to the following further conditions:

                          (a) At the Closing Time, each of the Initial
         Purchasers shall have received a signed opinion of Eckert Seamans Cherin & Mellott, LLC, counsel for the Company, dated as of the Closing Time, in substantially the form attached hereto as Exhibit C-1. Such opinion shall be to such further effect with respect to other legal matters relating to this Agreement and the sale of the Securities pursuant to this Agreement as counsel for the Initial Purchasers may reasonably request.

                          (b) At the Closing Time, each of the Initial
         Purchasers shall have received a signed opinion of Reed Smith Shaw & McClay, FCC counsel to the Company, dated as of the Closing Time, in substantially the form attached hereto as Exhibit C-2. Such opinion shall be to such further effect with respect to other legal matters relating to this Agreement and the sale of the Securities pursuant to this Agreement as counsel for the Initial Purchasers may reasonably request.

                          (c) At the Closing Time, each of the Initial
         Purchasers shall have received the favorable opinion of Schulte Roth & Zabel LLP, counsel for the Initial Purchasers, dated as of the Closing Time, to the effect that the opinions delivered pursuant to Sections 5(a) and 5(b) appear on their face to be appropriately responsive to the requirements of this Agreement except, specifying the same, to the extent waived by the Initial Purchasers, and with respect to the incorporation and legal existence of the Company, the Securities, this Agreement, the Indenture, the Exchange Indenture, the Registration Rights Agreements, the Offering Memorandum and such other related matters as the Initial Purchasers may require.

                          (d) At the time that this Agreement is executed by the Company and at the Closing Date, each of the Initial Purchasers shall have received from KPMG, independent auditors for the Company, a letter, dated respectively as of the date of this Agreement and as of the Closing Time, in form and substance satisfactory to the Initial Purchasers, confirming that they are independent public accountants with respect to the Company within the meaning of the 1933 Act and the applicable published rules and regulations thereunder, and setting forth certain matters customarily included in accountants' "comfort letters," in form and substance satisfactory to the Initial Purchasers and counsel to the Initial Purchasers.

                          (e) The Company shall have furnished to the Initial Purchasers a certificate, signed by the Chief Executive Officer and the principal financial officer of the Company, dated as of the Closing Time, to the effect that the signers of such certificate have examined the Offering Memorandum, any amendment or supplement to the Offering Memorandum, and this Agreement and that:

                                  (i) the representations and warranties
                          of the Company in this Agreement are true and correct in all material respects on and as of the Closing Time with the same effect as if made at the Closing Time, the Offering Memorandum, as it may then be amended or supplemented, does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company has complied with all the agreements and satisfied all the conditions under this Agreement on its part to be performed or satisfied at or prior to the Closing Time; and

                                  (ii) since the respective dates as of
                          which information is given in the Offering Memorandum (exclusive of any amendments or supplements thereto), neither the Company nor the Subsidiary has sustained any material loss or interference with its respective business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a prospective material adverse change, in the business, results of operations, financial condition or properties of the Company and the Subsidiary, taken as a whole, except in each case as described in or contemplated by the Offering Memorandum (exclusive of any amendment or supplement thereto). As used in this subparagraph, the term "Offering Memorandum" means the Offering Memorandum in the form first used to confirm sales of the Securities.


                          (f) The closing under the New Credit Facility shall have occurred on or prior to the Closing Date.

                          (g) Subsequent to the execution and delivery of this Agreement and prior to the Closing Time, there shall not have been any downgrading, nor any notice given of any intended or potential downgrading or of a possible change that does not indicate the direction of the possible change, in the rating accorded the Securities, by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the 1933 Act.

                          (h) Subsequent to the date hereof or, if earlier, the dates as of which information is given in the Offering Memorandum (exclusive of any amendment or supplement thereto), there shall not have been any change, or any development involving a prospective change, in or affecting the business or properties of the Company the effect of which is, in the sole judgment of the Initial Purchasers, so material and adverse as to make it impractical or inadvisable to proceed with the purchase and the delivery of the Securities as contemplated by the Offering Memorandum (exclusive of any amendment or supplement thereto).

                          (i) On or before the Closing Time, the Securities shall have been designated for trading on PORTAL.

                          (j) At the Closing Time, each of the Indenture and the Exchange Indenture shall have been fully executed and shall be in full force and effect.

                          (k) At the Closing Time, the Certificate of
         Designation shall have been filed with the Secretary of the State of the State of Nevada and shall be in full force and effect.

                          (l) At the Closing Time, the Registration Rights Agreements shall have been fully executed and be in full force and effect.

                          (m) The issuance and sale of the Securities pursuant to this Agreement shall not be enjoined (temporarily or permanently) and no restraining order or other injunctive order shall have been issued or any action, suit or proceeding shall have been commenced with respect to this Agreement before any Court or governmental authority (including, without limitation, the FCC).

                          (n) On or before the Closing Time, counsel for the Initial Purchasers shall have been furnished with all such documents, certificates and opinions as they may have reasonably requested from the Company.

                          (o) The FCC grant of the pro forma assignment of the licenses of Tele-Media to the Subsidiary shall not have been modified or set aside.

                 If any of the conditions specified in this Section 5 shall not have been fulfilled when and as required by this Agreement, this Agreement may be terminated by the Initial Purchasers on notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party, except as provided in Section 4. Notwithstanding any such termination, the provisions of Sections 4, 6, 7 and 14 shall remain in effect.

                 Section 6. Indemnification and Contribution. (a) Each of the Company and Parent jointly and severally agrees to indemnify and hold harmless each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Initial Purchaser or such controlling person may become subject under the 1933 Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                          (i) any untrue statement or alleged untrue statement made by the Company in Section 1 of this Agreement,


                          (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Preliminary Offering Memorandum or the Offering Memorandum or any amendments or supplements thereto or (B) any application or other document, or any amendments or supplements thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"), or

                          (iii) the omission or alleged omission to state in the Preliminary Offering Memorandum or the Offering Memorandum or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, each Initial Purchaser and each such controlling person for any legal or other expenses reasonably incurred by such Initial Purchaser or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Offering Memorandum, the Offering Memorandum or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by any Initial Purchaser specifically for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have. The Company will not, without the prior written consent of the Initial Purchaser or Initial Purchasers purchasing, in the aggregate, more than fifty percent (50%) of the Securities, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Initial Purchaser or any person who controls any such Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Initial Purchasers and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

                 (b) Each Initial Purchaser, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its executive officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company, any such director, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Preliminary Offering Memorandum, the Offering Memorandum or any amendment or supplement thereto or any Application or (ii) the omission or alleged omission to state therein a material fact required to be stated in the Preliminary Offering Memorandum, the Offering Memorandum or any amendment or supplement thereto, or any Application or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by any Initial Purchaser specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which any Initial Purchaser may otherwise have. The Initial Purchasers will not, without the prior written consent of the Parent or Company, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not Parent, the Company or any person who controls Parent or the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Parent, the Company and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

                 (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 6. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel approved by such indemnified party (which approval will not be unreasonably withheld); provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action (which approval will not be unreasonably withheld), the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel, if any) in any one action or separate but substantially similar actions arising out of the same general allegations or circumstances, designated by the Initial Purchasers in the case of paragraph (a) of this Section 6, representing the indemnified parties under such paragraph (a) who are parties to such action or actions) or (ii) the indemnifying party does not promptly retain counsel approved by the indemnified party (which approval will not be unreasonably withheld), or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the written consent of the indemnifying party.

                 (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 6 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities
(or actions in respect thereof) in such proportion as is appropriate to reflect
(i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Initial Purchasers. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Initial Purchasers, the parties' relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company and the Initial Purchasers agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (d). Notwithstanding any other provision of this paragraph (d), no Initial Purchaser shall be obligated to make contributions hereunder that in the aggregate exceed the total offering price of the Securities purchased by such Initial Purchaser under this Agreement, less the aggregate amount of any damages that such Initial Purchaser has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Initial Purchasers shall be governed by the provisions of the Prudential Securities Incorporated Master Agreement Among Underwriters. For purposes of this paragraph (d), each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

                 (e) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions of this Agreement, including, without limitation, the provisions of Sections 4(b), 4(c) and 4(d) hereof and this
Section 6, and are fully informed regarding said provisions. They further acknowledge that the provisions of Sections 4(b), 4(c) and 4(d) hereof and this
Section 6 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Offering Memorandum as required by the 1933 Act.

                 Section 7. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers, and the several Initial Purchasers set forth in or made pursuant to this Agreement, respectively, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, any Initial Purchaser or any person who controls the Company or the Initial Purchasers within the meaning of
Section 15 of the 1933 Act or Section 20(a) of the Exchange Act and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 4, 6 and 14 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

                 Section 8. Default of Underwriters. If one of the Initial Purchasers defaults in its obligation to purchase Securities hereunder and the aggregate principal amount of such

Securities that such defaulting Initial Purchaser agreed but failed to purchase is ten percent or less of the aggregate principal amount of Securities to be purchased by all of the Initial Purchasers at such time hereunder, the other Initial Purchasers may make arrangements satisfactory to the Initial Purchaser for the purchase of such Securities by other persons, but if no such arrangements are made by the Closing Time, the other Initial Purchasers shall be obligated to purchase the Securities that such defaulting Initial Purchaser agreed but failed to purchase. If one of the Initial Purchasers so defaults with respect to an aggregate principal amount of Securities that is more than ten percent of the aggregate principal amount of Securities to be purchased by all of the Initial Purchasers at such time hereunder, and if arrangements satisfactory to the Initial Purchaser are not made within 36 hours after such default for the purchase by other persons, of the Securities with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchaser or the Company other than as provided in Section 7 hereof. In the event of any default by one of the Initial Purchasers as described in this Section 8, the Initial Purchasers shall have the right to postpone the Closing Time established as provided in Section 2 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Securities. As used in this Agreement, the term "Initial Purchaser" includes any person substituted for a Initial Purchaser under this Section 8. Nothing herein shall relieve any defaulting Initial Purchaser from liability for its default.

                 Section 9. Termination of Agreement. (a) This agreement may be terminated with respect to the Securities in the sole discretion of the Initial Purchasers by notice to the Company given prior to the Closing Time, in the event that the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing Time,

                          (i) the Company or the Subsidiary shall have, in the sole judgment of the Initial Purchasers, sustained any material loss or interference with its respective business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding or there shall have been any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of the Company), in the business, results of operations, financial condition or properties of the Company and the Subsidiary, taken as a whole, except in each case as described in or contemplated by the Offering Memorandum (exclusive of any amendment or supplement thereto);

                          (ii) a banking moratorium shall have been declared by New York or United States authorities; or


                          (iii) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or (C) any other calamity or crisis or material adverse change in general economic, political or financial conditions having an effect on the financial markets or the market for the

         Securities that, in the sole judgment of the Initial Purchasers, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

                 (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party, except to the extent provided in Section 4. Notwithstanding any such termination, the provisions of Sections 6 and 7 shall remain in effect.

                 Section 10. Information Supplied by the Initial Purchasers. The statements set forth in the fourth paragraph on page ii and the last paragraph under the heading "Plan of Distribution" in the Preliminary Offering Memorandum and the Offering Memorandum (to the extent such statements relate to the Initial Purchasers) constitute the only information furnished by the Initial Purchasers to the Company for the purposes of Sections 1(a)(i) and 6 hereof. The Initial Purchasers confirm that such statements (to such extent) are correct.

                 Section 11. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given if delivered, mailed or transmitted by any standard form of telecommunication to the applicable party at the addresses indicated below:

                          If to the Initial Purchasers:

                          c/o Prudential Securities Incorporated
                          One New York Plaza-18th Floor,
                          New York, NY  10292-2018,
                          attention:  Peter Horan

                          with copies to:

                          Schulte Roth & Zabel LLP
                          900 Third Avenue
                          New York, New York 10022
                          attention:  Marc Weingarten

                          If to the Company or Parent:

                          Citadel Broadcasting Company
                          140 South Ash Street
                          Tempe, AZ  85281
                          attention:  Donna Heffner
                          with copies to:

                          Eckert Seamans Cherin & Mellott, LLC
                          600 Grant Street - 42nd Floor
                          Pittsburgh, PA  15219
                          attention:  Bryan D. Rosenberger

                 Section 12. Parties. This Agreement is made solely for the benefit of the Initial Purchasers, the Company and, to the extent expressed, any person who controls the Company or any Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the Exchange Act, and the directors of the Company, its officers and their respective executors, administrators, successors and assigns and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, as such purchaser, from the Initial Purchasers of the Securities. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor by reason merely of such purchase.

                 Section 13. Governing Law and Time. This Agreement shall be governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such State. Specified times of the day refer to New York City time.

                 Section 14. Counterparts. This Agreement may be executed in one or more counterparts and when a counterpart has been executed by each party, all such counterparts taken together shall constitute one and the same agreement.

                 Section 15. Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                 Section 16. Headings. The Section headings used or contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

                 If the foregoing correctly sets forth our understanding, please sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement between the Company and the Initial Purchasers in accordance with its terms.

                                        Very truly yours,
                                        CITADEL BROADCASTING COMPANY
                                        By
                                          ----------------------------------
                                           Name:
                                           Title:

                                        CITADEL COMMUNICATIONS CORPORATION
                                        By
                                          ----------------------------------
                                           Name:
                                           Title:

Confirmed and accepted as of
  the date first above written:

PRUDENTIAL SECURITIES INCORPORATED

By
   ----------------------------------------
   Name:
   Title:

NATIONSBANC CAPITAL MARKETS, INC.

By
   ----------------------------------------
   Name:
   Title:

BANCBOSTON SECURITIES INC.

By
   ----------------------------------------
   Name:
   Title:

                                   SCHEDULE I


                                                               Principal Amount               Number of Shares of
                                                                   of Notes                  Exchangeable Preferred
        Initial Purchasers                                      to be Purchased              Stock to be Purchased
        ------------------                                      ---------------              ---------------------
 Prudential Securities Incorporated
                                                                  $ 85,000,000                       850,000
 NationsBanc Capital Markets, Inc.
                                                                  $ 10,000,000                       100,000

 BancBoston Securities Inc.                                       $  5,000,000                        50,000

          Total                                                   $100,000,000                     1,000,000